Revenues	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenues [Text Block]
3. Revenues
Contract Balances—Contract liabilities were $167 million and $169 million at December 31, 2022 and 2021, respectively. Revenue recognized in each reporting period included in the contract liability balance at the beginning of the period was immaterial.
Disaggregation of Revenues—We participate globally across the petrochemical value chain and are an industry leader in many of our product lines. Our chemicals businesses consist primarily of large processing plants that convert large volumes of liquid and gaseous hydrocarbon feedstocks into plastic resins and other chemicals. Our chemical products tend to be basic building blocks for other chemicals and plastics. Our plastic products are used in large volumes as well as smaller specialty applications. Our refining business consists of our Houston refinery, which processes crude oil into refined products such as gasoline and distillates.
Effective January 1, 2023, our Catalloy and polybutene-1 businesses were moved from our Advanced Polymer Solutions segment and reintegrated into our Olefins and Polyolefins-Americas and Olefins and Polyolefins-Europe, Asia, International segments. See Note 20 for additional detail regarding the change in segments. Consistent with this change, we have updated the disclosure of revenue disaggregated by key products for all periods presented.
Revenues disaggregated by key products are summarized below:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Sales and other operating revenues:
Olefins & co-products	$4,782	$5,008	$2,432
Polyethylene	9,694	10,219	5,914
Polypropylene	7,458	8,892	5,118
Propylene oxide and derivatives	3,097	2,885	1,714
Oxyfuels and related products	5,482	3,587	2,278
Intermediate chemicals	4,012	3,415	2,080
Compounding and solutions	4,197	4,150	3,238
Refined products	10,975	7,178	4,346
Other	754	839	633
Total	$50,451	$46,173	$27,753
The following table presents our revenues disaggregated by geography, based upon the location of the customer:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Sales and other operating revenues:
United States	$24,789	$22,526	$12,113
Germany	3,555	3,395	2,113
China	2,533	2,322	1,474
Mexico	2,042	1,572	1,197
Japan	1,954	1,417	876
Italy	1,737	1,828	1,175
France	1,366	1,431	875
Poland	1,271	1,169	926
The Netherlands	1,178	1,390	785
Other	10,026	9,123	6,219
Total	$50,451	$46,173	$27,753
Transaction Price Allocated to the Remaining Performance Obligations—We have elected to exclude contracts which have an initial term of one year or less from this disclosure. Our contracts with customers are commodity supply arrangements that settle based on market prices at future delivery dates; therefore, transaction prices are entirely variable. Transaction prices are known at the time revenue is recognized since they are generally determined by the commodity price index at a specific date, at month-end or at the month average once products are shipped to our customers. Future estimates of transaction prices for disclosure purposes are substantially constrained as they are highly susceptible to factors outside our influence, including volatility in commodity markets, industry production capacities and operating rates, planned and unplanned industry operating interruptions, foreign exchange rates and worldwide geopolitical trends.